SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):
January 28, 2004

AMERADA HESS CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	No. 1-1204 (Commission File Number)	No. 13-4921002 (IRS Employer Identification No.)

1185 Avenue of the Americas New York, New York 10036
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 997-8500

N/A
(Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX
NEWS RELEASE
PREPARED REMARKS OF JOHN B. HESS

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99(1) News release dated January 28, 2004 reporting results for the fourth quarter and year of 2003.

99(2) Prepared remarks of John B. Hess.

Item 9. Regulation FD Disclosure.

     Furnished hereunder are the prepared remarks of John B. Hess, Chairman of the Board of Directors and Chief Executive Officer of Amerada Hess Corporation, at a public conference call held on January 28, 2004. A copy of these remarks is attached as Exhibit 99(2) and is incorporated herein by reference.

Item 12. Results of Operations and Financial Condition.

     On January 28, 2004, Amerada Hess Corporation issued a news release reporting its results for the fourth quarter and year of 2003. A copy of this news release is attached hereto as Exhibit 99(1) and is hereby incorporated by reference.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2004
AMERADA HESS CORPORATION

	By: Name: Title:	/s/John Y. Schreyer John Y. Schreyer Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99(1)	News release dated January 28, 2004 reporting results for the fourth quarter and year of 2003.
99(2)	Prepared remarks of John B. Hess.

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